NUVEEN LARGE CAP CORE FUND

SUPPLEMENT DATED MARCH 3, 2021

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

Robert C. Doll is no longer a portfolio manager of the Fund. David A. Chalupnik and David S. Park have been named portfolio managers of the Fund. Scott M. Tonneson will continue to serve as a portfolio manager for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NLCCS-0321P